Earnings per share	12 Months Ended
Dec. 31, 2020
10. Earnings per share
Earnings per share

10 Earnings per share

	2020	2019	2018
	£m	£m	£m
Profit attributable to ordinary equity holders of the parent	1,526	2,461	1,597

	2020	2019	2018
	million	million	million
Basic weighted average number of shares in issue	17,300	17,200	17,075
Number of potential ordinary shares	368	282	308
Diluted weighted average number of shares	17,668	17,482	17,383

	Basic earnings per share			Diluted earnings per share
	2020	2019	2018	2020	2019	2018
	p	p	p	p	p	p
Earnings per ordinary share	8.8	14.3	9.4	8.6	14.1	9.2

The calculation of basic earnings per share is based on the profit attributable to equity holders of the parent and the basic weighted average number of shares excluding treasury shares held in employee benefit trusts or held for trading. When calculating the diluted earnings per share, the weighted average number of shares in issue is adjusted for the effects of all expected dilutive potential ordinary shares held in respect of Barclays PLC, totalling 368m (2019: 282m) shares. The total number of share options outstanding, under schemes considered to be potentially dilutive, was 719m (2019: 533m). These options have strike prices ranging from £0.84 to £2.27.

Of the total number of employee share options and share awards at 31 December 2020, 69m (2019: 43m) were anti-dilutive.

The 100m (2019: 125m) increase in the basic weighted average number of shares are primarily due to shares issued under employee share schemes.